Exhibit 4.1

NUMBER	SHARES

- -	- -

Curtis Acquisition, Inc.
an Ohio Corporation

This Certifies that ________________________________________________________ is the owner of _________________________________________________________ fully paid and non-assessable shares of Common Stock of the par value $.01 each of Curtis Acquisition, Inc.

Transferable only on the books of the Corporation by the holder hereof in person or by duly authorized
Attorney upon surrender of this Certificate properly endorsed.

Witness the seal of the Corporation and the signatures of its duly authorized officers.

Dated ___________________

______________________ SECRETARY ______________________ PRESIDENT

 The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common UNIF GIFT MIN ACT -- __________________ Custodian___________________
(Cust)                 (Minor)
TEN ENT - as tenants by the entireties under Uniform Gifts to Minors

J T TEN -  As joint tenants with right of
survivorship and not as tenants Act._________________
in common (Shares)
Additional abbreviations may also be used though not in the above list.

For value Received            hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

of the Common Stock represented by the within Certificate
and do hereby irrevocably constitute and appoint

                                                                                                                                Attorney
to transfer the said stock on the books of the Books of the within named Corporation with full power of substitution in the premises.

Dated ____________________, _________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.